UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities and Exchange Act of 1934

February 23, 2005
Date of Report (Date of earliest event reported)

ARDEN REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	000-30571	95-4599813
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11601 Wilshire Boulevard
Fourth Floor
Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

(310) 966-2600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On February 23, 2005 the registrant issued a press release announcing the pricing of $300 million of senior unsecured notes due March 1, 2015. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

     The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press release dated February 23, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2005	ARDEN REALTY LIMITED PARTNERSHIP
	By:	/s/ Richard S. Davis
Richard S. Davis
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

Exhibit	Document
99.1	Press release dated February 23, 2005.